                                                                   Exhibit 99.1

                              Joint Filer Information

Name of Joint Filer:                         Berkshire Partners LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's Inc. [PTLO]

Date of the Earliest Transaction Required
to be Reported (Month/Day/Year):             1/18/2022

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

1/20/2022
---------
Date

                              Joint Filer Information

Name of Joint Filer:                         Berkshire Fund VIII-A, L.P.

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's Inc. [PTLO]

Date of the Earliest Transaction Required
to be Reported (Month/Day/Year):             1/18/2022

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

1/20/2022
---------
Date

                              Joint Filer Information

Name of Joint Filer:                         Eighth Berkshire Associates LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's Inc. [PTLO]

Date of the Earliest Transaction Required
to be Reported (Month/Day/Year):             1/18/2022

Designated Filer:                            Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

1/20/2022
---------
Date

                              Joint Filer Information

Name of Joint Filer:                         Berkshire Partners Holdings LLC

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's Inc. [PTLO]

Date of the Earliest Transaction Required
to be Reported (Month/Day/Year):             1/18/2022

Designated Filer:                            Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

1/20/2022
---------
Date

                              Joint Filer Information

Name of Joint Filer:                         BPSP, L.P.

Address of Joint Filer:                      200 Clarendon Street
                                             35th Floor
                                             Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:    Portillo's Inc. [PTLO]

Date of the Earliest Transaction Required
to be Reported (Month/Day/Year):             1/18/2022

Designated Filer:                            Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/
-------------------------------
Name:  Sharlyn C. Heslam
Title: Managing Director

1/20/2022
---------
Date